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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 12, 2006
                               (December 7, 2006)

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                             NATIONAL LAMPOON, INC.
               (Exact name of registrant as specified in Charter)


            Delaware                      0-15284                 95-4053296
(State or other jurisdiction of    (Commission File No.)        (IRS Employee
 incorporation or organization)                              Identification No.)

                       8228 Sunset Boulevard, Third Floor
                          Los Angeles, California 90046
                    (Address of Principal Executive Offices)

                                  310-474-5252
                            (Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

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Item 5.02 Departure of Directors or Principal Officers.

     On December 7, 2006, Mr. Jeff Gonzalez submitted his resignation as the Interim Chief Financial Officer of the Registrant. Mr. Gonzalez will remain as Interim Chief Financial Officer until December 15, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2006

                                   NATIONAL LAMPOON, INC.


                                   By: /s/ Daniel S. Laikin
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                                       Daniel S. Laikin, Chief Executive Officer